EXHIBIT 10.2
UNCONDITIONAL AND CONTINUING GUARANTY
     THIS GUARANTY is made effective as of September 12, 2006 (the “Effective Date”) by WINDROSE MEDICAL PROPERTIES TRUST, a Maryland real estate investment trust (“Guarantor”), in favor of HEALTH CARE REIT, INC., a corporation organized under the laws of the State of Delaware (“Lender”).
R E C I T A L S
     A. Lender is extending to Windrose Medical Properties, L.P., a limited partnership organized under the laws of the State of Virginia (“Borrower”), a loan in an amount of $125,000,000.00 (“Loan”), subject to adjustments in the amount as set forth in the Loan Documents. The Loan is evidenced by a promissory note made by Borrower in favor of Lender dated this date (“Note”) and is made pursuant to the terms of a Loan Agreement between Lender and Borrower (“Loan Agreement”).
     B. In order to extend the Loan to Borrower, Lender requires that this guaranty be provided by Guarantor. Guarantor is the parent of Borrower and has determined that Guarantor will benefit from the Loan to Borrower and has agreed to provide this guaranty to Lender.
     C. As used herein, “Loan Documents” means the Loan Agreement, Note, and all other documents and agreements made in connection with the Loan, as amended, modified, renewed or extended from time to time. “Credit” means all principal, interest, charges, expenses and all other amounts payable by Borrower to Lender pursuant to the Loan Documents. “Security” includes all guaranties of any Credit, all interests in real or personal property securing the payment of any Credit or any guaranties of any Credit, and all other agreements, rights, or interests insuring or guaranteeing payment of any Credit. “Loan Obligations” means all of the covenants, obligations and liabilities of Borrower under the Loan Documents, including the payment of the Credit when due.
     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Guarantor agree as follows:
     1. Guaranty. Guarantor unconditionally guarantees the prompt payment when due of the Credit and shall indemnify Lender and hold Lender harmless from any costs and expenses in any way arising out of Borrower’s failure to repay the Credit according to its terms.
     2. Warranties.
          (a) Capacity. Guarantor is a real estate investment trust duly organized, validly existing and in good standing under the laws of the State of Maryland. Guarantor warrants that Guarantor has taken all necessary company action to incur the obligations of this guaranty and to execute, deliver and perform this guaranty.

          (b) Contracts. Guarantor warrants that there is no existing indenture, contract, or agreement to which Guarantor is a party, no articles or other organizational document of Guarantor, and no provision of any law, administrative regulation, court order, or consent decree, that would be contravened by the execution, delivery, or performance of this guaranty.
          (c) Inducement to Lender; Waivers. Guarantor [1] acknowledges that Lender would not have extended the Credit to Borrower and will not continue to extend Credit to Borrower but for this guaranty; [2] warrants that Guarantor has given this guaranty to induce Lender to extend and to continue to extend Credit to Borrower; [3] agrees that Lender may rely on this guaranty in extending future Credit to Borrower without notice to Guarantor; [4] warrants that Guarantor has received good and valuable consideration for this guaranty; [5] waives acceptance of this guaranty; [6] warrants that Guarantor has not given this guaranty in reliance upon the existence of any Security; [7] acknowledges receipt of notice of all Credit extended before this date; [8] waives notice of any Credit extended after this date; [9] waives, to the extent permitted by law, protest and any other notice of failure to pay the Credit or to perform any agreement relating to any Credit or Security; [10] acknowledges that Guarantor has read this guaranty, the Note, and all other documents in connection with the Loan; and [11] acknowledges that Guarantor understands and agrees to Guarantor’s obligations under this guaranty.
          (d) No Reliance on Information from Lender. Guarantor [1] warrants that Guarantor has not relied on any information about the Borrower, the Security, or any guarantor of the Credit provided directly or indirectly by Lender; [2] warrants that Guarantor is familiar with Borrower, Borrower’s affairs, and the Security; [3] warrants that Guarantor has had ample opportunity to investigate Borrower, Borrower’s affairs, the Security, and the effect that the Credit will have; [4] warrants that Guarantor has been provided all information concerning Borrower, Borrower’s affairs, and the Security that Guarantor has requested; [5] warrants that Guarantor has had adequate opportunity to seek and evaluate professional advice concerning Borrower, the Security, and this guaranty from advisors of Guarantor’s choosing, including financial and legal advice; and [6] agrees that Guarantor shall not rely on any information provided by Lender about Borrower or the Security, including any other guarantor. Guarantor shall continue to investigate and evaluate Borrower and the Security independently throughout the term of this guaranty, and Lender has no obligation to provide Guarantor any information about the Borrower or the Security.
          (e) No Insolvency. On the date of the Guarantor’s entering into this guaranty and after giving effect to all indebtedness of the Guarantor, [1] the Guarantor will be able to pay Guarantor’s obligations as they become due and payable; [2] the present fair saleable value of the Guarantor’s assets exceeds the amount that will be required to pay Guarantor’s probable liability on its obligations as the same become absolute and mature; [3] the sum of the Guarantor’s property at a fair valuation exceeds Guarantor’s indebtedness; and [4] the Guarantor will have sufficient capital to engage in Guarantor’s businesses. The proceeds of the Credit constitute fair consideration and reasonably equivalent value for this guaranty.
     3. Waivers. Without notice to or consent of Guarantor and to the extent permitted by law, Lender may do or refrain from doing anything affecting any Credit or any Security including the following: [a] granting or not granting any indulgences to anyone liable for payment of the Credit or any Security; [b] failing to get or to perfect any Security; [c] failing to get an enforceable agreement to repay the Credit; [d] releasing any Security or anyone or any property from liability for payment of the Credit; [e] changing any agreement relating to the Credit or any Security including, without limitation, any change in the schedule or manner for the payment of any Credit and any increase or decrease in the rate of interest payable thereon; [f] extending the time for payment of the Credit including extending the time beyond the term of the Note; [g] exercising any right or remedy, including, without limitation, taking a deed in lieu of foreclosure; [h] applying any funds received from Borrower, Guarantor or any other party and any funds realized from any Security in such manner and in such order or priority as Lender elects in its sole discretion; and [i] delaying in enforcing or failing to enforce any rights to payment of the Credit or rights against any Security. In the event that Lender forecloses or otherwise realizes on any Security for repayment of the Credit, Guarantor agrees that the purchase price at any judicial or nonjudicial sale of the Security paid by Lender or any other party shall be conclusive evidence of the value of the Security and Lender shall have an absolute right to obtain a deficiency judgment against Guarantor of all amounts due in excess of such purchase price, even though any rights which Guarantor may have against others might be destroyed or diminished by the exercise of any such remedy by Lender. Guarantor waives, to the extent permitted by law, the right to contest the value of the Security through appraisals or otherwise, and waives any defense to a deficiency judgment that Guarantor may have pursuant to any statute or other applicable law.
     4. Defects in Security, Etc. Guarantor’s liability under this guaranty shall not be affected by [a] any default in any document concerning any Credit or Security when accepted by Lender or arising any time thereafter; [b] the unenforceability of or defect in any Security or document relating to any Credit; [c] any decline in the value of any Security; [d] Lender’s failure to obtain any Security or to perfect Lender’s security interest therein; or [e] the death, incompetence, insolvency, dissolution, liquidation, or winding up of affairs of Borrower, Guarantor, or anyone liable for any Security or the start of insolvency proceedings by or against any such person or entity.
     5. Waiver of Surety’s Defenses. TO THE EXTENT PERMITTED BY LAW, GUARANTOR WAIVES ALL SURETYSHIP AND OTHER SIMILAR DEFENSES.
     6. Unconditional Obligation. If Borrower fails to pay all or any part of any Credit when due after expiration of any applicable grace, notice or cure period, Guarantor shall immediately pay to Lender all amounts then due and payable in connection with any Credit, regardless of whether or not Lender first pursues Borrower or exhausts any of its rights or remedies against Borrower, any other Guarantor, others, or other Security. Guarantor shall not have any right of subrogation to the rights of Lender against any of the assets of Borrower or any other guarantor of the Loan until after indefeasible payment in full of the Credit.
     7. Continuing Obligation. This guaranty shall extend and be applicable to all renewals, amendments, extensions, consolidations, modifications, increases and reductions of the Loan Documents and the Credit. Guarantor’s liability under this guaranty shall not be reduced or cancelled by any such action and shall be deemed modified in accordance with the terms of such action, whether or not Guarantor has notice of such action.

     8. Subsequent Guaranties. No subsequent guaranty to Lender by Guarantor shall supersede or terminate this guaranty, but shall be an additional guaranty unless otherwise stated therein and, if Guarantor has given a previous guaranty to Lender, this guaranty shall be in addition to the previous guaranty.
     9. Successors, Etc. This guaranty shall be binding upon not only Guarantor but also Guarantor’s heirs, administrators, personal representatives, successors and assigns and shall inure to the benefit of Lender and its successors and assigns.
     10. Termination; Revocation. Subject to reinstatement pursuant to §12 this guaranty shall automatically terminate on the date on which all of the Credit is repaid in full. No revocation of this guaranty or any substitute guaranty by Guarantor shall be effective until all of the Credit has been repaid in full.
     11. Survival. The obligations of the Guarantor under this guaranty will continue to be effective or shall be reinstated, as the case might be, if at any time any payment from Borrower of any sum due to the Lender is rescinded or must otherwise be restored or returned by the Lender on the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or as a result of the appointment of a custodian, conservator, receiver, trustee or other officer with similar powers with respect to the Borrower or any part of the Borrower’s property or otherwise. If an event permitting the acceleration of the maturity of the Loan has occurred and is continuing and such acceleration is at such time prevented by reason of the pendency against the Borrower of a proceeding under any bankruptcy or insolvency law, Guarantor agrees that, for the purposes of this guaranty and the obligations of Guarantor under this guaranty, the maturity of the Loan will be deemed to have been accelerated with the same effect as if the Lender had accelerated the same in accordance with the terms of the Loan Documents and Guarantor will immediately pay the unpaid balance of the Credit.
     12. Governing Law. This guaranty shall be governed by and construed in accordance with the internal laws of the State of Ohio, without giving effect to the conflict of laws rules thereof.
     13. Number; Gender. Where appropriate, the number of any word in this guaranty shall include both singular and plural, the gender of any word shall be masculine, feminine, or neuter.
     14. Enforceability. If any provision of this guaranty or the application thereof to anyone or any circumstance shall be adjudged invalid or unenforceable to any extent, the application of the remainder of the provision to the party or circumstance, the application of the provision to other parties or circumstances, and the application of the remainder of this guaranty shall not be affected thereby. Each provision of this guaranty shall be valid and enforceable to the fullest extent permitted by law.
     15. No Waivers by Lender. No forbearance by Lender in exercising any right under this guaranty, any Credit, or any Security shall operate as a waiver thereof; no forbearance in exercising any right under this guaranty, any Credit, or any Security on any one or more occasions shall operate as a waiver of such right on any other occasion; and no single or partial exercise of any right under this guaranty, any Credit, or any Security shall preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. Lender’s rights under this guaranty are cumulative and not exclusive of any rights or remedies that Lender may otherwise have.
     16. Fees and Expenses. Guarantor shall pay to Lender all reasonable costs and expenses incurred by Lender in administering the Loan and the Security, enforcing or protecting Lender’s rights in connection with any Credit, Security or this guaranty and in collecting payment on any Credit or this guaranty, whether or not an Event of Default (as defined in the Note) has actually occurred or has been declared and thereafter cured, including, but not limited to, [a] reasonable attorney’s fees and paralegal fees; [b] the fees and expenses of any litigation, administrative, bankruptcy, insolvency, receivership or any other similar proceeding; [c] court costs; [d] the expenses of Lender, its employees, agents, and witnesses in preparing for litigation and for lodging, travel, and attendance at pretrial hearings, depositions, and trials; and [e] consulting fees and expenses incurred by Lender in connection with any litigation.
     17. Notices. Any notices required or desired to be given under this guaranty shall be in writing and shall be delivered in the manner set forth in the Note, and if to Lender, delivered to Lender at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603-1475 and if to a Guarantor, to the address set forth opposite such Guarantor’s signature, or to such other address as Lender or any Guarantor may hereafter give written notice thereof. All notices shall be effective upon the earlier of actual receipt or three days after deposit in the U.S. mail or one business day after deposit with the overnight courier.
     18. Amendment. This guaranty may not be amended except in a writing signed by Guarantor and Lender. All references to this guaranty, whether in this guaranty or any other document or instrument, shall be deemed to incorporate all amendments, modifications, renewals and extensions of this guaranty and all substitutions therefor made after the date hereof.
     19. Counterparts. This guaranty may be executed in multiple counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.
     20. JURISDICTION AND VENUE. GUARANTOR IRREVOCABLY SUBMITS AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING JURISDICTION OVER LUCAS COUNTY, OHIO OR ANY COUNTY IN WHICH PROPERTY THAT IS SUBJECT TO THE MORTGAGE IS LOCATED, FOR ADJUDICATION OF ALL MATTERS IN CONTROVERSY UNDER THIS GUARANTY, AND WAIVES ANY OBJECTIONS TO SUCH JURISDICTION AND VENUE AND CONSENTS TO FULL FAITH AND CREDIT BEING GIVEN TO ANY DECISION OF SUCH COURTS BY ANY OTHER STATE OR FEDERAL COURT OF THE UNITED STATES OF AMERICA. GUARANTOR SHALL NOT ATTEMPT TO LITIGATE ANY MATTERS IN CONTROVERSY UNDER THIS GUARANTY BEFORE ANY COURT OR TRIBUNAL OTHER THAN BEFORE A STATE OR FEDERAL COURT HAVING JURISDICTION OVER LUCAS COUNTY, OHIO. GUARANTOR WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON GUARANTOR AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS UPON THE

GUARANTOR BE MADE BY REGISTERED OR CERTIFIED MAIL DIRECTED TO GUARANTOR AT THE ADDRESS SET FORTH BELOW AND SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER POSTED.
     21. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY LAW, GUARANTOR HEREBY WAIVES KNOWINGLY AND VOLUNTARILY THE RIGHT TO A JURY TRIAL IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY.
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     IN WITNESS WHEREOF, Guarantor executes and delivers to Lender this Unconditional and Continuing Guaranty effective as of the Effective Date.

Address:	WINDROSE MEDICAL PROPERTIES TRUST

3502 Woodview Trace, Suite 210
Indianapolis, Indiana, 46268
	By:	/s/ Fred S. Klipsch

		Title:	Chairman and Chief Executive Officer

	Tax I.D. No.		36-4503955